EXHIBIT 32.1
                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         I, Gary Schultheis, President and Principal Financial and Accounting Officer certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Evolve One, Inc. on Form 10-QSB for the quarter ended September 30, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-QSB fairly presents in all material respects the financial condition and results of operations of Evolve One, Inc..

November 15, 2004                      By: /s/ Gary Schultheis
                                       Name: Gary Schultheis
                                       Title: President and Principal Financial
                                              and Accounting Officer